EXHIBIT 10.64.b

EXECUTION COPY

SECOND AMENDMENT TO

FORBEARANCE AGREEMENT

This SECOND AMENDMENT TO FORBEARANCE AGREEMENT TO CREDIT AGREEMENT (this “Second Amendment”) is entered into as of December 10, 2008, by and among MAGNACHIP SEMICONDUCTOR S.A., a société anonyme, organized and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 10, rue de Vianden, L-2680 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of commerce and companies under the number B 97,483 (“MagnaChip S.A.”), MAGNACHIP SEMICONDUCTOR FINANCE COMPANY, a Delaware corporation (“MagnaChip Finance” and collectively with MagnaChip S.A., “Borrowers”), MAGNACHIP SEMICONDUCTOR LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors listed on the signature pages hereto (such term and each other capitalized term used but not defined herein having the meaning given to it in Section 1) (together with the Borrowers and Holdings, the “Loan Parties”), the financial institutions party hereto as Lenders under the Credit Agreement (as hereinafter defined) (collectively, the “Lenders”), and UBS AG, STAMFORD BRANCH (the “Agent”), as Administrative Agent and Collateral Agent, and is made with reference to that certain FORBEARANCE AGREEMENT TO CREDIT AGREEMENT, dated as of November 14, 2008 (the “Original Forbearance Agreement”) and LIMITED WAIVER AND AMENDMENT TO FORBEARANCE AGREEMENT, dated as of December 3, 2008 (“Forbearance Agreement First Amendment” and, together with the Original Forbearance Agreement, in each case as amended, restated, supplemented or otherwise modified from time to time, collectively the “Forbearance Agreement”), by and among the Loan Parties, the Lenders signatory thereto and Agent.

RECITALS

A. The Borrowers have informed the Agent and the Lenders that they will not be making the payments of interest on their Senior Secured Notes and Senior Subordinated Notes scheduled for December 15, 2008 and, in connection therewith, have requested that the Agent and the Lenders (sometimes referred to herein individually as a “Lender Party,” and collectively as the “Lender Parties”) agree to an extension of the Forbearance Period to December 19, 2008, and modify certain provisions of the Forbearance Agreement as provided for herein.

B. Subject to the terms and conditions set forth herein, and in reliance on the Borrowers’ representations set forth above, the Lender Parties have agreed to extend the Forbearance Period and to amend the Forbearance Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions.

(a) As used herein, including the preamble and the recitals hereto, the following terms shall have the respective meanings set forth below:

“Agent” shall have the meaning assigned to such term in the preamble hereto.

“Borrowers” shall have the meaning assigned to such term in the preamble hereto.

“Forbearance Agreement” shall have the meaning assigned to such term in the preamble hereto.

“Holdings” shall have the meaning assigned to such term in the preamble hereto.

“Lender Party” or “Lender Parties” shall have the meaning assigned to such term in the recitals hereto.

“Lenders” shall have the meaning assigned to such term in the preamble hereto.

“Loan Parties” shall have the meaning assigned to such term in the preamble hereto.

“Signing Lenders” shall mean the Lenders that have executed this Second Amendment on or before the Second Amendment Effective Date.

“Second Amendment Effective Date” shall mean the date on which all conditions precedent set forth in Section 11 shall have been met or waived by the Agent, in either case as determined by the Agent in its sole discretion.

(b) Unless otherwise defined above or elsewhere in this Second Amendment, capitalized terms used herein shall have the meanings ascribed to them in the Forbearance Agreement.

SECTION 2. Amendments to Forbearance Agreement.

(a) The definition of “Forbearance Period” in Section 1(a) of the Forbearance Agreement is hereby amended and restated as set forth below:

““Forbearance Period” shall mean the period beginning on the Forbearance Effective Date and ending on the earliest to occur of (the occurrence of clause (a), (b) or (c), a “Termination Event”): (a) a Forbearance Default, (b) 5:00 p.m. (New York time) on December 19, 2008, and (c) the date on which any payment of interest, fees, principal or other amount is made with respect to the Senior Secured Notes or Senior Subordinated Notes.”

(b) Section 6(k) of the Forbearance Agreement is hereby amended as set forth below:

(i) replacing the words “5:00 p.m. (Korea time) on December 1, 2008” with the words “5:00 p.m. (New York time) on December [16], 2008”; and

(ii) adding the following sentence at the end of such Section:

“Notwithstanding the foregoing, any or all of the the collateral requirements referenced in this Section 6(k) may be waived by the Agent at any time and from time to time in its sole discretion if the Agent shall have determined in its sole discretion (i) that the costs of obtaining and/or perfecting the Lien of the applicable Collateral Representative in such property would be excessive in relation to the value of such property or (ii) that obtaining and/or perfecting such Lien would be prohibited under the laws of the applicable jurisdiction or is otherwise not reasonably practicable.”

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(c) The definition of “Waiver Expiration Date” in Section 1(a) of the Forbearance Agreement First Amendment is hereby amended by replacing the words “5:00 p.m. (Korea time) on December 1, 2008” with the words “5:00 p.m. (New York time) on December [16], 2008;”

SECTION 3. Representations, Warranties and Covenants of Borrowers and Other Loan Parties. To induce Agent and Signing Lenders to execute and deliver this Second Amendment, each of Borrowers and other Loan Parties represents, warrants and covenants that:

(a) The execution, delivery and performance by Borrowers and the other Loan Parties of this Second Amendment and all documents and instruments delivered in connection herewith and the Forbearance Agreement and all other Loan Documents have been duly authorized by such Loan Parties’ respective Boards of Directors, and this Second Amendment and all documents and instruments delivered in connection herewith and the Forbearance Agreement and all other Loan Documents are legal, valid and binding obligations of such Loan Parties enforceable against such Loan Parties in accordance with their respective terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b) Except with respect to the Current Forbearance Defaults and the Specified Defaults, each of the representations and warranties contained in the Forbearance Agreement and the other Loan Documents is true and correct on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, and each of the agreements and covenants in the Forbearance Agreement and the other Loan Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof;

(c) Neither the execution, delivery and performance of this Second Amendment and all documents and instruments delivered in connection herewith nor the consummation of the transactions contemplated hereby or thereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrowers’ or any other Loan Party’s corporate charter, bylaws, operating agreement, or other governing documents, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrowers or any other Loan Party is a party or by which Borrowers or any other Loan Party or any of their respective property is bound; and

(d) As of the date hereof, except for the Current Forbearance Defaults and the Specified Defaults, no Forbearance Default, Default or Event of Default has occurred or is continuing under the Forbearance Agreement or any other Loan Document.

SECTION 4. Reference to and Effect Upon the Forbearance Agreement.

(a) All terms, conditions, covenants, representations and warranties contained in the Forbearance Agreement and the other Loan Documents, and all rights of the Lender Parties and all of the Obligations, shall remain in full force and effect. Each of Borrowers and the other Loan Parties hereby confirms that the Forbearance Agreement and the other Loan Documents are in full force and effect and that neither Borrowers nor any other Loan Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Forbearance Agreement or any other Loan Document.

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(b) The execution, delivery and effectiveness of this Second Amendment shall not directly or indirectly (i) create any obligation to make any further Loans or other Credit Extensions or to continue to defer any enforcement action after the occurrence of any Default or Event of Default (including, without limitation, any Forbearance Default) other than the Current Forbearance Defaults and the Specified Defaults, (ii) constitute a consent or waiver of any past, present or future violations of any provisions of the Forbearance Agreement or any other Loan Documents, (iii) except as expressly set forth herein, amend, modify or operate as a waiver of any provision of the Forbearance Agreement or any other Loan Documents or any right, power or remedy of any Lender Party, or (iv) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction. Except as expressly set forth herein, each Lender Party reserves all of its rights, powers, and remedies under the Forbearance Agreement, the other Loan Documents and applicable law. All of the provisions of the Forbearance Agreement and the other Loan Documents, including, without limitation, the time of the essence provisions, are hereby reiterated, and if ever waived, are hereby reinstated.

(c) From and after the Second Amendment Effective Date, each reference in the Forbearance Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Forbearance Agreement, and each reference in the Credit Agreement to other “Loan Documents”, “thereunder”, “thereof” or words of like import referring to the Loan Documents shall mean and be a reference to the Forbearance Agreement as amended by and in accordance with this Second Amendment.

SECTION 5. Governing Law; Consent to Jurisdiction and Venue. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH JURISDICTION’S CONFLICTS OF LAWS PRINCIPLES. EACH BORROWER AND EACH LOAN PARTY CONSENTS AND AGREES THAT THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY OR ALL OF THE LOAN PARTIES AND THE LENDER PARTIES PERTAINING TO THIS SECOND AMENDMENT OR ANY MATTER ARISING OUT OF OR OTHERWISE RELATING TO THIS SECOND AMENDMENT; PROVIDED, THAT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE STATE OF NEW YORK AND PROVIDED FURTHER, THAT NOTHING IN THIS SECOND AMENDMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE ANY LENDER PARTY FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL, OTHER COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH LENDER PARTY. EACH BORROWER AND EACH OTHER LOAN PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS, AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH BORROWER AND EACH OTHER LOAN PARTY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OR SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWERS OR SUCH OTHER LOAN PARTY AT THE ADDRESS SET FORTH IN SECTION 10.01 OF THE CREDIT AGREEMENT. THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH LOAN PARTY’S ACTUAL RECEIPT THEREOF OR THREE (3) BUSINESS DAYS AFTER DEPOSIT IN THE U.S. MAIL, PROPER POSTAGE PRE-PAID.

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SECTION 6. Construction. This Second Amendment and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Second Amendment or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Second Amendment or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Second Amendment and all other agreements and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Second Amendment and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect. If any matter is left to the decision, right, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of one or more Lender Parties or their respective employees, counsel, or agents in the Credit Agreement or any other Loan Documents, such action shall be deemed to be exercisable by such Lender Parties or such other Person in its sole and absolute discretion and according to standards established in its sole and absolute discretion. Without limiting the generality of the foregoing, “option” and “discretion” shall be implied by the use of the words “if” and “may.”

SECTION 7. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Second Amendment by delivering by facsimile or other electronic transmission a signature page of this Second Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile or other electronic transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Second Amendment.

SECTION 8. Time of Essence. Time is of the essence in the performance of each of the obligations of Borrowers and the other Loan Parties hereunder and with respect to all conditions to be satisfied by such parties.

SECTION 9. Section Headings. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute part of this Second Amendment for any other purpose.

SECTION 10. Second Amendment Effectiveness. This Second Amendment shall become effective at the time (the “Second Amendment Effective Date”) that all of the following conditions precedent have been met (or waived) as determined by Agent in its sole discretion:

(a) Execution. Agent shall have received duly executed signature pages to this Second Amendment signed by Agent, Required Lenders, Borrowers and the other Loan Parties.

(b) Necessary Consents. Each Loan Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Second Amendment.

(c) Representations and Warranties. The representations and warranties contained herein shall be true and correct, and no Forbearance Default, Default, Event of Default or event which with notice, the passage of time or both would constitute a Forbearance Default and/or an Event of Default, other than the Current Forbearance Defaults and the Specified Defaults, shall exist on the date hereof or on the Second Amendment Effective Date.

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SECTION 11. Waivers by Borrowers and other Loan Parties.

(a) Waiver of Jury Trial Right And Other Matters. EACH BORROWER AND EACH OTHER LOAN PARTY HEREBY WAIVES (i) THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS SECOND AMENDMENT, THE CREDIT AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS, THE COLLATERAL OR THE OTHER COLLATERAL; (ii) PRESENTMENT, DEMAND AND PROTEST, AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NONPAYMENT, MATURITY, RELEASE WITH RESPECT TO ALL OR ANY PART OF THE OBLIGATIONS OR ANY COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY ANY LENDER PARTY ON WHICH EITHER BORROWER OR ANY OTHER LOAN PARTY MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER SUCH LENDER PARTY MAY DO IN THIS REGARD; (iii) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL, THE OTHER COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING ANY LENDER PARTY TO EXERCISE ANY OF THEIR RESPECTIVE RIGHTS AND REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS AND ALL RIGHTS WAIVABLE UNDER ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE; (v) ANY RIGHT BORROWERS OR ANY OTHER LOAN PARTY MAY HAVE UPON PAYMENT IN FULL OF THE OBLIGATIONS TO REQUIRE ANY LENDER PARTY TO TERMINATE ITS SECURITY INTEREST IN THE COLLATERAL, OTHER COLLATERAL OR IN ANY OTHER PROPERTY OF BORROWERS OR ANY OTHER LOAN PARTY UNTIL TERMINATION OF THE CREDIT AGREEMENT IN ACCORDANCE WITH ITS TERMS AND THE EXECUTION BY BORROWERS, AND BY ANY PERSON WHO PROVIDES FUNDS TO BORROWERS WHICH ARE USED IN WHOLE OR IN PART TO SATISFY THE OBLIGATIONS, OF AN AGREEMENT INDEMNIFYING ANY OR ALL OF THE LENDER PARTIES FROM ANY LOSS OR DAMAGE ANY SUCH PARTY MAY INCUR AS THE RESULT OF DISHONORED CHECKS OR OTHER ITEMS OF PAYMENT RECEIVED BY SUCH LENDER PARTY FROM BORROWERS, OR ANY ACCOUNT DEBTOR AND APPLIED TO THE OBLIGATIONS AND RELEASING AND INDEMNIFYING, IN THE SAME MANNER AS DESCRIBED IN SECTION 5 OF THE FORBEARANCE AGREEMENT, THE RELEASEES FROM ALL CLAIMS ARISING ON OR BEFORE THE DATE OF SUCH TERMINATION STATEMENT; AND (vi) NOTICE OF ACCEPTANCE HEREOF, AND EACH BORROWER AND EACH OTHER LOAN PARTY ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO AGENT’S AND SIGNING LENDER’S ENTERING INTO THIS SECOND AMENDMENT AND THAT SUCH PARTIES ARE RELYING UPON THE FOREGOING WAIVERS IN THEIR FUTURE DEALINGS WITH BORROWERS AND THE OTHER LOAN PARTIES. BORROWERS AND THE OTHER LOAN PARTIES EACH WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS SECOND AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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SECTION 12. Assignments; No Third Party Beneficiaries. This Second Amendment shall be binding upon and inure to the benefit of Borrowers, the other Loan Parties, the Lender Parties and their respective successors and assigns; provided, that neither Borrower nor any other Loan Party shall be entitled to delegate any of its duties hereunder and shall not assign any of its rights or remedies set forth in this Second Amendment without the prior written consent of Agent in its sole discretion. No Person other than the parties hereto, and in the case of Section 5 of the Forbearance Agreement, the Releasees, shall have any rights hereunder or be entitled to rely on this Second Amendment and all third-party beneficiary rights (other than the rights of the Releasees under Section 5 of the Forbearance Agreement) are hereby expressly disclaimed.

SECTION 13. Final Agreement. This Second Amendment, the Forbearance Agreement, the other Loan Documents, and the other written agreements, instruments, and documents entered into in connection therewith (collectively, the “Borrowers/Lender Documents”) set forth in full the terms of agreement between the parties hereto and thereto and are intended as the full, complete, and exclusive contracts governing the relationship between such parties, superseding all other discussions, promises, representations, warranties, agreements, and understandings between the parties with respect thereto. No term of the Borrowers/Lender Documents may be modified or amended, nor may any rights thereunder be waived, except in a writing signed by the party against whom enforcement of the modification, amendment, or waiver is sought (provided that the Loan Documents may be amended as provided in Section 10.02 of the Credit Agreement). Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. Agent’s or any Lender’s exercise or failure to exercise any rights or remedies under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights and remedies in any other instances. There are no oral agreements among the parties hereto.

[Signature pages to follow]

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IN WITNESS WHEREOF, this Second Amendment has been executed by the parties hereto as of the date first written above.

MAGNACHIP SEMICONDUCTOR S.A, a company organized under the laws of Luxembourg, as Borrower		MAGNACHIP SEMICONDUCTOR LLC, a Delaware limited liability company, as Holdings

By:	/s/ John McFarland	By:	/s/ R. Krakauer
Name:	John McFarland	Name:	R. Krakauer
Title:	Director	Title:

MAGNACHIP SEMICONDUCTOR FINANCE COMPANY, a Delaware limited liability company, as Borrower

By:	/s/ R. Krakauer
Name:	R. Krakauer
Title:

Signature Page to Tenth Amendment to Credit Agreement

MAGNACHIP SEMICONDUCTOR, INC., a Delaware corporation, as Subsidiary Guarantor		MAGNACHIP SEMICONDUCTOR SA HOLDINGS LLC, a Delaware limited liability company, as Subsidiary Guarantor

By:	/s/ R. Krakauer	By:	/s/ R. Krakauer
Name:	R. Krakauer	Name:	R. Krakauer
Title:		Title:

MAGNACHIP SEMICONDUCTOR LIMITED, a company incorporated in England and Wales with registered number 05232381, as Subsidiary Guarantor		MAGNACHIP SEMICONDUCTOR, INC., a company organized under the laws of Japan, as Subsidiary Guarantor

By:	/s/ R. Krakauer	By:	/s/ R. Krakauer
Name:	R. Krakauer	Name:	R. Krakauer
Title:		Title:

MAGNACHIP SEMICONDUCTOR, LTD., a company organized under the laws of Taiwan, as Subsidiary Guarantor		MAGNACHIP SEMICONDUCTOR B.V., a company organized under the laws of Netherlands, as Subsidiary Guarantor

By:	/s/ R. Krakauer	By:	/s/ R. Krakauer
Name:	R. Krakauer	Name:	R. Krakauer
Title:		Title:

MAGNACHIP SEMICONDUCTOR HOLDING COMPANY LIMITED, a company organized under the laws of British Virgin Islands, as Subsidiary Guarantor		MAGNACHIP SEMICONDUCTOR, LTD., a company organized under the laws of Korea, as Subsidiary Guarantor

By:	/s/ John McFarland	By:	/s/ R. Krakauer
Name:	John McFarland	Name:	R. Krakauer
Title:	Director	Title:

Signature Page to Tenth Amendment to Credit Agreement

MAGNACHIP SEMICONDUCTOR LIMITED, a company organized under the laws of Hong Kong, as Subsidiary Guarantor

By:	/s/ R. Krakauer
Name:	R. Krakauer
Title:

Signature Page to Tenth Amendment to Credit Agreement

UBS AG, STAMFORD BRANCH, as Agent

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

Signature Page to Tenth Amendment to Credit Agreement

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

Signature Page to Tenth Amendment to Credit Agreement

JPMORGAN CHASE BANK N.A., as a Lender

By:	/s/ William A. Austin
Name:	William A. Austin
Title:	Executive Director

Signature Page to Tenth Amendment to Credit Agreement

KOREA EXCHANGE BANK, as a Lender

By:	/s/ Il-Won Joo
Name:	Il-Won Joo
Title:	Senior Relationship Manager

Signature Page to Tenth Amendment to Credit Agreement